Exhibit 99.5

SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information is presented to illustrate the effect of Gulfport’s (or our) (1) purchase of oil and gas assets from Vitruvian for cash and shares of our common stock to be issued to Vitruvian in the Pending Acquisition, (2) offering of 29,000,000 shares of our common stock and (3) offering of $600.0 million aggregate principal amount of senior notes (the “notes”) on our historical financial position and operating results. The unaudited pro forma balance sheet as of September 30, 2016 is based on our historical financial statements as of September 30, 2016 after giving effect to the transactions as if they had occurred on September 30, 2016. The unaudited pro forma statements of operations for our nine months ended September 30, 2016 and the fiscal year ended December 31, 2015 are based on the historical financial statements for such periods after giving effect to the transactions as if they had occurred on January 1, 2015. The unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and notes thereto included in our reports filed with the SEC under the Securities Exchange Act of 1934, as amended.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what our actual results of operations or our financial position would have been had the transactions occurred on the respective dates assumed, nor is it indicative of our future operating results or financial position. The pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that our management believes to be reasonable. The preliminary purchase price allocation of approximately $1.9 billion is allocated to oil and gas properties, of which $1.4 billion is non-amortizing, and includes an asset retirement obligation of $11.8 million.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

At September 30, 2016

	As Reported	Vitruvian Historical	Equity Offering Adjustments		Senior Note Offering Adjustments		Vitruvian Acquisition Adjustments		Pro Forma as Adjusted
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$364,276	$1,985	$777,030	(1)	$590,750	(4)	$(1,351,985	)(6)	$382,056
Accounts receivable—oil and gas	127,788	28,122	—		—		(28,122	)(7)	127,788
Accounts receivable—related parties	96	2,219	—		—		(2,219	)(7)	96
Prepaid expenses and other current assets	10,740	10,397	—		—		(10,397	)(7)	10,740
Short-term derivative instruments	39,363	16,105	—		—		(16,105	)(7)	39,363
Deferred tax asset	38	—	—		—		—		38

Total current assets	542,301	58,828	777,030		590,750		(1,408,828)		560,081

Property and equipment:
Oil and natural gas properties, full-cost accounting, $1,723,821, $342,487 and $3,111,321 excluded from amortization as reported, Vitruvian Historical and pro forma as adjusted, respectively	5,816,458	1,198,295	—		—		663,538	(8),(9)	7,678,291
Other property and equipment	54,460	13,849	—		—		(13,849	)(7)	54,460
Accumulated depletion, depreciation, amortization and impairment	(3,613,662)	(478,992)	—		—		478,992	(8)	(3,613,662)

Property and equipment, net	2,257,256	733,152	—		—		1,128,681		4,119,089

Other assets
Equity investments	251,309	—	—		—		—		251,309
Deferred financing costs	—	3,191	—		—		(3,191	)(7)	—
Long-term derivative instruments	15,262	1,046	—		—		(1,046	)(7)	15,262
Deferred tax asset	4,203	—	—		—		—		4,203
Other assets	5,512	28	—		—		(28	)(7)	5,512

Total other assets	276,286	4,265	—		—		(4,265)		276,286

Total assets	$3,075,843	$796,245	$777,030		$590,750		$(284,412)		$4,955,456

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$304,341	$44,448	$—		$—		$(44,448	)(10)	$304,341
Asset retirement obligation—current	75	—	—		—		—		75
Short-term derivative instruments	37,220	68	—		—		(68	)(10)	37,220
Current maturities of long-term debt	220	—	—		—		—		220

Total current liabilities	341,856	44,516	—		—		(44,516)		341,856

Long-term derivative instrument	14,907	1,058	—		—		(1,058	)(10)	14,907
Asset retirement obligation—long-term	32,910	6,535	—		—		5,298	(9)	44,743
Long-term debt, net of current maturities	961,050	321,500	—		590,750	(5)	(321,500	)(10)	1,551,800	(14)

Total liabilities	1,350,723	373,609	—		590,750		(361,776)		1,953,306

Commitments and contingencies
Preferred stock, $.01 par value; 5,000,000 authorized, 30,000 authorized as redeemable 12% cumulative preferred stock, Series A; 0 issued and outstanding	—	—	—		—		—		—
Stockholders’ equity:
Common stock—$.01 par value, 200,000,000 authorized, 125,453,533 and 173,282,109 issued and outstanding as reported and pro forma as adjusted, respectively	1,253	—	290	(2)	—		188	(11)	1,731
Paid-in capital	3,245,393	—	776,740	(3)	—		499,812	(12)	4,521,945
Accumulated other comprehensive loss	(50,816)	—	—		—		—		(50,816)
Retained (deficit) earnings	(1,470,710)	422,636	—		—		(422,636	)(13)	(1,470,710)

Total stockholders’ equity	1,725,120	422,636	777,030		—		77,364		3,002,150

Total liabilities and stockholders’ equity	$3,075,843	$796,245	$777,030		$590,750		$(284,412)		$4,955,456

Notes:

(1)	To adjust cash for the estimated receipt of proceeds from the issuance of our common shares, net of estimated offering expenses.
(2)	To adjust common stock for the issuance of our common shares in our equity offering discussed in this Current Report.
(3)	To adjust paid-in capital for the issuance of our common shares in our equity offering discussed in this Current Report.
(4)	To adjust cash for the estimated receipt of proceeds from the issuance of notes in the concurrent notes offering, net of estimated issuance costs.
(5)	To adjust long-term debt, net of current maturities, for the issuance of notes in the concurrent notes offering, net of deferred issuance costs.
(6)	To adjust cash for the consideration paid to Vitruvian for the acquisition of oil and gas assets and to adjust for assets not acquired in the acquisition.
(7)	To adjust for assets not acquired.
(8)	To adjust for the purchase of oil and gas properties acquired based on preliminary estimates of allocated fair value of purchase price.
(9)	To adjust for the non-current portion of asset retirement obligation related to assets acquired from Vitruvian.
(10)	To adjust for liabilities not assumed.
(11)	To adjust for the common shares issued to Vitruvian for consideration paid for the purchase of oil and gas assets.
(12)	To adjust paid-in capital for the common shares issued to Vitruvian for consideration paid for the purchase of oil and gas assets.
(13)	To adjust for the impact of the acquisition to our retained deficit based on our preliminary purchase price allocation.
(14)	Excludes the impact of the issuance of $650.0 million of our 6.000% Senior Notes due 2024 and related repurchase or redemption of $600.0 million of our 7.750% Senior Notes due 2020 in October 2016 with the net proceeds thereof and cash on hand.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	Gulfport Historical	Vitruvian Historical	Equity Offering Adjustments	Senior Note Offering Adjustments	Vitruvian Acquisition Adjustments		Pro Forma
	(in thousands, except per share data)
Revenues:
Gas, oil and natural gas liquids sales, net of derivative instruments	$708,990	$111,339	$—	$—	$87,040	(2)	$907,369
Other income	485	—	—	—	—		485

	709,475	111,339	—	—	87,040		907,854

Costs and expenses:
Lease operating expenses	69,475	7,182	—	—	—		76,657
Production taxes	14,740	1,810	—	—	—		16,550
Midstream gathering and processing	138,590	24,306	—	—	—		162,896
Depreciation, depletion, and amortization	337,694	49,497	—	—	52,650	(3)	439,841
Impairment of oil and gas properties	1,440,418	140,165	—	—	—		1,580,583
General and administrative	41,967	6,824	—	—	(6,824	)(4)	41,967
Accretion expense	820	—	—	—	293	(5)	1,113

	2,043,704	229,784	—	—	46,119		2,319,607

(LOSS) INCOME FROM OPERATIONS:	(1,334,229)	(118,445)	—	—	40,921		(1,411,753)

OTHER (INCOME) EXPENSE:
Interest expense	51,221	—	—	35,656 (1)	—		86,877
Interest income	(643)	—	—	—	—		(643)
Insurance proceeds	(10,015)	—	—	—	—		(10,015)
Gain on derivative instruments, net	—	(87,040)	—	—	87,040	(2)	—
Loss from equity method investments	106,093	—	—	—	—		106,093

	146,656	(87,040)	—	35,656	87,040		182,312

LOSS BEFORE INCOME TAXES	(1,480,885)	(31,405)	—	(35,656)	(46,119)		(1,594,065)
INCOME TAX (BENEFIT) EXPENSE	(256,001)	7	—	—	77	(6)	(255,917)

NET LOSS	$(1,224,884)	$(31,412)	$—	$(35,656)	$(46,196)		$(1,338,148)

NET LOSS PER COMMON SHARE:
Basic	$(12.27)						$(9.06)

Diluted	$(12.27)						$(9.06)

Weighted average common shares outstanding—Basic	99,792,401		29,000,000		18,828,576		147,620,977
Weighted average common shares outstanding—Diluted	99,792,401		29,000,000		18,828,576		147,620,977

Notes:

(1)	To adjust interest expense for issuance of notes and amortization of estimated deferred issuance costs.
(2)	To reclassify derivative activity as an offset to gas, oil and natural gas liquids sales consistent with the Company’s historical financial statements.
(3)	To adjust historical depletion expense associated with the oil and gas properties acquired.
(4)	Excludes general and administrative expenses as only oil and gas assets were acquired.
(5)	To adjust historical accretion expense associated with the oil and gas properties acquired.
(6)	To adjust historical income tax expense for the oil and gas properties acquired.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2016

	Gulfport Historical	Vitruvian Historical	Equity Offering Adjustments	Senior Note Offering Adjustments	Vitruvian Acquisition Adjustments		Pro Forma
	(in thousands, except per share data)
Revenues:
Gas, oil and natural gas liquids sales, net of derivative instruments	$322,494	$116,897	$—	$—	$(13,433	)(2)	$425,958
Other income	3	—	—	—	—		3

	322,497	116,897	—	—	(13,433)		425,961

Costs and expenses:
Lease operating expenses	48,789	4,676	—	—	—		53,465
Production taxes	9,492	1,951	—	—	—		11,443
Midstream gathering and processing	122,476	29,481	—	—	—		151,957
Depreciation, depletion, and amortization	183,414	47,605	—	—	69,186	(3)	300,205
Impairment of oil and gas properties	601,806	188,318	—	—	—		790,124
General and administrative	32,941	9,592	—	—	(9,592	)(4)	32,941
Accretion expense	777	—	—	—	237	(5)	1,014

	999,695	281,623	—	—	59,831		1,341,149

LOSS FROM OPERATIONS:	(677,198)	(164,726)	—	—	(73,264)		(915,188)

OTHER (INCOME) EXPENSE:
Interest expense	44,892	—	—	26,742 (1)	—		71,634
Interest income	(822)	—	—	—	—		(822)
Insurance proceeds	(3,750)	—	—	—	—		(3,750)
Loss on derivative instruments, net	—	13,433	—	—	(13,433	)(2)	—
Loss on sale of assets	—	87	—	—	(87	)(6)	—
Loss from equity method investments	25,576	—	—	—	—		25,576

	65,896	13,520	—	26,742	(13,520)		92,638

LOSS BEFORE INCOME TAXES	(743,094)	(178,246)	—	(26,742)	(59,744)		(1,007,826)
INCOME TAX (BENEFIT) EXPENSE	(3,755)	30	—	—	504	(7)	(3,221)

NET LOSS	$(739,339)	(178,276)	$—	$(26,742)	$(60,248)		$(1,004,605)

NET LOSS PER COMMON SHARE:
Basic	$(6.12)						$(5.96)

Diluted	$(6.12)						$(5.96)

Weighted average common shares outstanding—Basic	120,771,046		29,000,000		18,828,576		168,599,622
Weighted average common shares outstanding—Diluted	120,771,046		29,000,000		18,828,576		168,599,622

Notes:

(1)	To adjust interest expense for issuance of notes and amortization of estimated deferred issuance costs.
(2)	To reclassify derivative activity as an offset to gas, oil and natural gas liquids sales, consistent with the Company’s historical financial statements.
(3)	To adjust historical depletion expense associated with the oil and gas properties acquired.
(4)	Excludes general and administrative expenses as only oil and gas assets were acquired.
(5)	To adjust historical accretion expense associated with the oil and gas properties acquired.
(6)	Excludes loss on sale of assets not included in acquisition.
(7)	To adjust historical income tax expense for the oil and gas properties acquired.